Net Loss Per Share	9 Months Ended	12 Months Ended
	May 31, 2021	Aug. 31, 2020
Earnings Per Share [Abstract]
Net Loss Per Share

Note 4. Net Loss Per Share

During three and nine months ending May 31, 2021 and May 31, 2020, the Company recorded a net loss. Basic and diluted net loss per share are the same for those periods. The dilutive weighted average shares for each period reported excludes the effect of shares issuable upon conversion of debt, as the effect would have been anti-dilutive. As of May 31, 2021, the Company carried convertible notes with a carrying value of $1,103,654 that are convertible into 43,842,930 shares of common stock.

Note 4 - Net Loss Per Share During fiscal years ending August 31, 2020 and August 31, 2019, the Company recorded a net loss. Basic and diluted net loss per share is the same for those periods.